EATON VANCE HIGH YIELD MUNICIPAL INCOME FUND

Supplement to
Prospectus dated June 1, 2015 and
Summary Prospectus dated June 1, 2015

Effective July 31, 2015, the Fund will be managed by Cynthia J. Clemson.  Thomas M. Metzold, a current portfolio manager, will be retiring from the Eaton Vance organization on July 31, 2015.

June 17, 2015

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